Exhibit 1

JOINT ACQUISITION STATEMENT
PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Date: March 13, 2020

BLUEMOUNTAIN FOINAVEN MASTER FUND L.P.

By	/s/ Eric M. Albert
Name: Eric M. Albert
Title: Chief Compliance Officer

BLUE MOUNTAIN CREDIT ALTERNATIVES MASTER FUND L.P.

By	/s/ Eric M. Albert
Name: Eric M. Albert
Title: Chief Compliance Officer

BLUEMOUNTAIN GUADALUPE PEAK FUND L.P.

By	/s/ Eric M. Albert
Name: Eric M. Albert
Title: Chief Compliance Officer

BLUEMOUNTAIN LOGAN OPPORTUNITIES MASTER FUND L.P.

By	/s/ Eric M. Albert
Name: Eric M. Albert
Title: Chief Compliance Officer

BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICAV-SIF

By	/s/ Eric M. Albert
Name: Eric M. Albert
Title: Chief Compliance Officer

BLUEMOUNTAIN SUMMIT TRADING L.P.

By	/s/ Eric M. Albert
Name: Eric M. Albert
Title: Chief Compliance Officer

BLUEMOUNTAIN TIMBERLINE LTD.

By	/s/ Eric M. Albert
Name: Eric M. Albert
Title: Chief Compliance Officer

BLUEMOUNTAIN KICKING HORSE FUND L.P.

By	/s/ Eric M. Albert
Name: Eric M. Albert
Title: Chief Compliance Officer

BLUEMOUNTAIN FOINAVEN GP, LLC

By	/s/ Eric M. Albert
Name: Eric M. Albert
Title Chief Compliance Officer

BLUE MOUNTAIN CA MASTER FUND GP, LTD.

By	/s/ Andrew Feldstein
Name: Andrew Feldstein
Title: Chief Compliance Officer

BLUE MOUNTAIN CREDIT GP, LLC

By	/s/ Eric M. Albert
Name: Eric M. Albert
Title: Chief Compliance Officer

BLUEMOUNTAIN LONG/SHORT CREDIT GP, LLC

By	/s/ Eric M. Albert
Name: Eric M. Albert
Title: Chief Compliance Officer

BLUEMOUNTAIN LOGAN OPPORTUNITIES GP, LLC
By	/s/ Eric M. Albert
Name: Eric M. Albert
Title: Chief Compliance Officer

BLUEMOUNTAIN MONTENVERS GP S.À R.L.

By	/s/ Alan Gerstein
Name: Alan Gerstein
Title: Authorized Personal

BLUEMOUNTAIN SUMMIT OPPORTUNITIES GP II, LLC

By	/s/ Eric M. Albert
Name: Eric M. Albert
Title: Chief Compliance Officer

BLUEMOUNTAIN KICKING HORSE FUND GP, LLC

By	/s/ Eric M. Albert
Name: Eric M. Albert

Title: Chief Compliance Officer

BLUEMOUNTAIN GP HOLDINGS, LLC

By	/s/ Eric M. Albert
Name: Eric M. Albert
Title: Chief Compliance Officer

BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC

By	/s/ Eric M. Albert
Name: Eric M. Albert
Title: Chief Compliance Officer